                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 23, 2003
                                                         ----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      United States                   0-49711                 04-3693643
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(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                  660 Enfield Street, Enfield, Conncticut 06082
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                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1      Press Release Dated October 23, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
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      On October 23, 2003, New England Bancshares, Inc. announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is filed as Exhibit
99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 23, 2003              By: /s/ David J. O'Connor
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                                         David J. O'Connor
                                         President and Chief Executive Officer